                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 4, 1997
                                                  ----------------


                             LSB INDUSTRIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                         1-7677                       73-1015226
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(State or other                (Commission File              (IRS Employer
jurisdiction of                    Number)                   Identification No.)
 incorporation)


16 South Pennsylvania, Oklahoma City, Oklahoma                          73107
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (405) 235-4546
                                                                  --------------


                                Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          -------------

     On November 4, 1997, the Registrant issued a press release announcing that the Registrant's wholly-owned subsidiary, ClimaChem, Inc., an Oklahoma corporation, proposes to offer up to $100,000,000 of senior unsecured notes.
The press release states that the proposed offering is not registered or required to be registered under the Securities Act of 1933, as amended (the "Act"), and that such notes may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Act. The press release was issued in accordance with Rule 135c promulgated under the Act.

     A copy of the press release dated November 4, 1997, is attached as an exhibit hereto.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

          99.1  Press release, dated November 4, 1997.


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  November 4, 1997.

                                                LSB INDUSTRIES, INC.

                                                By:  /s/ Jack E. Golsen
                                                   -----------------------------
                                                   Jack E. Golsen
                                                   President



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